United States
Securities and Exchange Commission
Washington, D.C. 20549

Form 8-K
Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report: May 3, 2011
(Date of Earliest Event Reported)

REALTY INCOME CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	1-13374	33-0580106
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

600 La Terraza Boulevard, Escondido, California 92025-3873
(Address of principal executive offices)

(760) 741-2111
(Registrant’s telephone number, including area code)

N/A
(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07      Submission of Matters to a Vote of Security Holders

(a)  On May 3, 2011, Realty Income Corporation (the "Company") held its 2011 annual meeting of stockholders (the "Annual Meeting"). As of March 10, 2011, the record date for the Annual Meeting, there were 118,201,155 common shares issued and outstanding and entitled to vote at the Annual Meeting. Proxies for the Annual Meeting were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934.

(b)  The first proposal considered at the Annual Meeting was the election of seven directors to serve until the 2012 annual meeting of stockholders and until their respective successors are duly elected and qualified.

All of management’s nominees for directors as listed in the proxy statement were elected with the following vote:

	Shares Voted For	Votes Withheld	Broker Non-Votes
Kathleen R. Allen, Ph.D.	59,728,692	910,116	43,866,924
Donald R. Cameron	59,755,202	883,606	43,866,924
Priya Cherian Huskins	60,192,179	446,629	43,866,924
Thomas A. Lewis	60,164,414	474,394	43,866,924
Michael D. McKee	59,757,289	881,519	43,866,924
Gregory T. McLaughlin	59,783,438	855,370	43,866,924
Ronald L. Merriman	60,155,418	483,390	43,866,924

The second proposal considered at the Annual Meeting was the ratification of the appointment of KPMG LLP as the Company's independent registered public accounting firm for the year ended December 31, 2011.  This proposal was approved, with 103,210,922 shares voted for, 699,938 shares voted against, and 594,872 shares representing abstentions.  No broker non-votes resulted from the vote on this proposal.

The third proposal considered at the Annual Meeting was the approval, on an advisory basis, of the compensation of the Company’s named executive officers.  This proposal was approved, with 57,059,279 shares voted for, 2,604,313 shares voted against, 975,216 shares representing abstentions and 43,866,924 shares representing broker-non-votes.

The fourth proposal considered at the Annual Meeting was an advisory vote on whether the frequency of future advisory votes on the compensation of our named executive officers should occur every year, every two years or every three years (the “Frequency Vote”).
One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
34,349,751	1,481,756	23,964,628	842,673	43,866,924

(c)  Not applicable.

(d)  Based on the approval by the Company’s stockholders of one year for the Frequency Vote, the Company’s board of directors has determined that it will hold an advisory vote on the compensation of the Company’s named executive officers annually until the next required Frequency Vote.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 3, 2011	REALTY INCOME CORPORATION
	By:	/s/ MICHAEL R. PFEIFFER
Michael R. Pfeiffer
Executive Vice President, General Counsel and Secretary